UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

PNA Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-142896	04-3756642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Northridge Road Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 641-6460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 30, 2008, Precision Flamecutting & Steel, L.P. (“Precision Flamecutting”), a Texas limited partnership and a wholly owned subsidiary of PNA Group, Inc. (“PNA”), entered into a First Supplemental Indenture (the “First Supplemental Indenture”), dated as of May 30, 2008, to the Indenture (the “Indenture”), dated as of August 15, 2006, among PNA, as Issuer, The Bank of New York, as Trustee, and Smith Pipe & Steel Company, Infra-Metals Co., Feralloy Corporation, Delnor Corporation, Delta Steel, L.P., Delta GP, L.L.C., Delta LP, L.L.C., Metals Supply Company, Ltd. and MSC Management, Inc., as Guarantors (collectively, the “Guarantors”), relating to PNA’s 10 3/4% Senior Notes due 2016 (the “Notes”). The First Supplemental Indenture was entered into among PNA, Precision Flamecutting, the Guarantors and The Bank of New York, as Trustee. Pursuant to the First Supplemental Indenture, Precision Flamecutting has provided an unconditional, unsecured guaranty of the Notes. The First Supplemental Indenture is filed as exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference as if set forth in full herein.

On May 30, 2008, Sugar Steel Corporation (“Sugar Steel”), an Illinois corporation and a wholly owned subsidiary of PNA, entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of May 30, 2008, to the Indenture. The Second Supplemental Indenture was entered into among PNA, Sugar Steel, Precision Flamecutting, the Guarantors and The Bank of New York, as Trustee. Pursuant to the Second Supplemental Indenture, Sugar Steel has provided an unconditional, unsecured guaranty of the Notes. The Second Supplemental Indenture is filed as exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference as if set forth in full herein.

On May 30, 2008, S&S Steel Warehouse, Inc. (“S&S”), an Illinois corporation and a wholly owned subsidiary of PNA, entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”), dated as of May 30, 2008, to the Indenture. The Third Supplemental Indenture was entered into among PNA, S&S, Precision Flamecutting, Sugar Steel, the Guarantors and The Bank of New York, as Trustee. Pursuant to the Third Supplemental Indenture, S&S has provided an unconditional, unsecured guaranty of the Notes. The Third Supplemental Indenture is filed as exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference as if set forth in full herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit #	Description
4.1	First Supplemental Indenture, dated as of May 30, 2008, among PNA Group, Inc., Precision Flamecutting & Steel, L.P., the guarantors named therein, and The Bank of New York, as trustee, relating to PNA Group, Inc.’s 10 3/4% Senior Notes due 2016.

4.2	Second Supplemental Indenture, dated as of May 30, 2008, among PNA Group, Inc., Sugar Steel Corporation, the guarantors named therein, and The Bank of New York, as trustee, relating to PNA Group, Inc.’s 10 3/4% Senior Notes due 2016.

4.3	Third Supplemental Indenture, dated as of May 30, 2008, among PNA Group, Inc., S&S Steel Warehouse, Inc., the guarantors named therein, and The Bank of New York, as trustee, relating to PNA Group, Inc.’s 10 3/4% Senior Notes due 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PNA GROUP, INC.

Date: June 2, 2008	By:	/s/ William S. Johnson
Name: William S. Johnson
Title: Chief Financial Officer